UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 2, 2020
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________

Delaware
(State or Other Jurisdiction of Incorporation)

001-37860		81-3434516
(Commission File Number)		(I.R.S. Employer Identification No.)

1678 S. Pioneer Road, Salt Lake City, Utah		84104
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VREX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2020, the Board of Directors (the “Board”) of Varex Imaging Corporation (the “Company”), in accordance with Section 3.2 of the Company’s Bylaws, increased the size of the Board from seven to eight directors and appointed Timothy E. Guertin to serve on the Board, effective September 2, 2020.

In addition, Mr. Guertin has been appointed to serve on the Compensation and Management Development Committee of the Board and the Nominating and Corporate Governance Committee of the Board, effective September 2, 2020. There is no arrangement or understanding between Mr. Guertin and any other person pursuant to which Mr. Guertin was selected as a director. Mr. Guertin is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

In accordance with the Company’s current program for compensation of non-employee directors, Mr. Guertin will receive an annual cash retainer in the amount of $65,000 for his service on the Board, $8,000 for his service on the Compensation and Management Development Committee, and $7,000 for his service on the Nominating and Corporate Governance Committee. In addition, Mr. Guertin will be granted equity compensation in the form of shares of the Company’s common stock having a value of $160,000 as of the date of grant. For 2020, both the annual cash retainer and equity compensation will be prorated for his period of service.

On September 3, 2020, the Company issued a press release announcing the appointment of Mr. Guertin to the Board, a copy of which is attached as Exhibit 99.1 and incorporated by reference.

Item 9.01	Financial Statements and Exhibits
(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated September 3, 2020 entitled “Varex Names Timothy E. Guertin to Board of Directors”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: September 3, 2020	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary